Restrictions on Cash and Due from Banks	12 Months Ended
Sep. 30, 2014
Cash and Cash Equivalents [Abstract]
Restrictions on Cash and Due from Banks

2. Restrictions on Cash and Due from Banks

The Company is required to maintain reserve balances in cash and on deposit with the Federal Reserve based on a percentage of deposits. The total requirement was approximately $50.36 million and $52.66 million at September 30, 2014 and 2013, respectively.